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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

LINCOLNWAY ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-51764	20-1118105
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa		50201
(Address of principal executive offices)		(Zip Code)

515-232-1010
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    OTHER EVENTS.

As noted in a Form 8-K filed with the Securities and Exchange Commission on June 27, 2011, Lincolnway Energy, LLC entered into a Purchase and Sale Agreement (the "Agreement") with DuPont Danisco Cellulosic Ethanol, LLC ("DDCE") on June 23, 2011. The June 27 Form 8-K noted that it is anticipated that the closing under the Agreement will occur within 75 days of the date of the Agreement. Lincolnway Energy, LLC and DDCE entered into an amendment to the Agreement on August 18, 2011 to extend the contingency period under the Agreement by 20 days, and it is now anticipated that the closing under the Agreement will occur within 95 days of the date of the Agreement. The extension will allow Lincolnway Energy and DDCE additional time to negotiate the other related agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: August 19, 2011	By:	/s/ Richard Brehm
Richard Brehm, President and Chief Executive Officer